THIRD AMENDMENT AND CONSENT UNDER
                           CREDIT FACILITIES AGREEMENT

     This THIRD AMENDMENT AND CONSENT UNDER CREDIT FACILITIES AGREEMENT (this "Agreement") is entered into and effective as of April 11, 2002, by and among Pomeroy Computer Resources, Inc., Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, Inc., Pomeroy Computer Resources Sales Company, Inc., Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, Technology Integration Financial Services, Inc., T.I.F.S. Advisory Services, Inc., TheLinc, LLC and Val Tech Computer Systems, Inc. (collectively and separately referred to as, "Borrower"), and Deutsche Financial Services Corporation ("DFS"), as Administrative Agent, and DFS and the other lenders listed on the signature pages and Exhibit 3 to the Loan Agreement and their respective successors and permitted assigns, as "Lenders" (the "Lenders").

                                    RECITALS:
                                    --------

A. Borrower, Administrative Agent and Lenders are party to that certain Credit Facilities Agreement dated as of June 28, 2001, as amended by the First Amendment to Credit Facilities Agreement dated as of November 13, 2001, as further amended by the Second Amendment to Credit Facilities Agreement dated as of March 18, 2002 (the "Original Loan Agreement").

B. Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    AGREEMENT
                                    ---------

     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:

1. DEFINITIONS. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective as of April 11, 2002, but only if this Agreement has been executed by each Borrower, Administrative Agent and the Lenders.

3. CONSENT TO TIFS TRANSACTION. Notwithstanding the terms of Sections 11.11 (Other Names), 11.32 (State of Collateral), 13.2 (Corporate Existence), 13.4 (Inventory), 13.12.3 (Compliance with Terms of Security Documents), 14.9 (Disposal of Property), 14.14 (Change of State of Formation; Change of Name),
14.15  (Change  of  Business),  or  14.18  (Conflicting  Agreements) of the Loan
Agreement and any corresponding provisions of the Security Documents, the Lenders hereby consent to (a) the sale by Technology Integration Financial Services, Inc. ("TIFS") and T.I.F.S. Advisory Services, Inc. ("TIFS Advisory") of substantially all of their assets (the "TIFS Purchased Assets") used by TIFS and TIFS Advisory in the business of leasing and financing the acquisition of various types of equipment to commercial users to Information Leasing Corporation, an Ohio corporation (the "TIFS Sale Transaction"), (b) the release of the Security Interests of Administrative Agent (for the benefit of the Lenders) in the TIFS Purchased Assets, and (c) the change of name of TIFS and TIFS Advisory. Lenders further agree that the obligations of Pomeroy Computer Resources, Inc., TIFS, and TIFS Advisory under the Asset Purchase Agreement (defined below) and the documents executed in connection therewith will not constitute Indirect Obligations under the Loan Agreement. The consents provided above are provided only with respect to the Loan Agreement and the Loan Documents, and are not intended as, nor may they be relied upon as, a consent under any other contractual arrangement between any Borrower and any Lender or any Affiliate of any Lender, pursuant to which any aspect of the transactions contemplated by this Agreement may be restricted or prohibited. Each Lender reserves all of its rights under any such contractual arrangement. The consents provided above are subject to the satisfaction of each of the following conditions:

     3.1. The TIFS Sale Transaction must be consummated on or before April 26, 2002 substantially in accordance with the terms of that certain Asset Purchase Agreement among TIFS, TIFS Advisory, Pomeroy Computer Resources, Inc., and Information Leasing Corporation dated February 27, 2002 (the "Asset Purchase Agreement").

     3.2. The Asset Purchase Agreement must not be amended or modified unless such amendment or modification is approved in advance, in writing, by Administrative Agent.

     3.3. TIFS and TIFS Advisory must not recognize a net book loss on the sale of the TIFS Purchased Assets.

     If any of the foregoing conditions are not satisfied (as determined by Administrative Agent and the Lenders in their commercially reasonable discretion), the foregoing consents will be automatically revoked.

4.   CONSENT  TO  VAL  TECH  TRANSACTION.
Notwithstanding the terms of Sections 11.11 (Other Names), 11.32 (State of Collateral), 13.2 (Corporate Existence), 13.4 (Inventory), 13.12.3 (Compliance with Terms of Security Documents), 14.9 (Disposal of Property), 14.14 (Change of State of Formation; Change of Name), 14.15 (Change of Business), or 14.18 (Conflicting Agreements) of the Loan Agreement and any corresponding provisions of the Security Documents, the Lenders hereby consent to (a) the sale by Val Tech Computer Systems, Inc. ("Val Tech") of substantially all of the assets owned by Val Tech as of the date of this Agreement (the "Val Tech Assets") (the "Val Tech Sale Transaction"), (b) the release of the Security Interests of Administrative Agent (for the benefit of the Lenders) in the Val Tech Assets, and (c) the change of name of Val Tech. The consents provided above are provided only with respect to the Loan Agreement and the Loan Documents, and are not intended as, nor may they be relied upon as, a consent under any other contractual arrangement between any Borrower and any Lender or any Affiliate of any Lender, pursuant to which any aspect of the transactions contemplated by this Agreement may be restricted or prohibited. Each Lender reserves all of its rights under any such contractual arrangement. The consents provided above are subject to the satisfaction of each of the following conditions:

     4.1. Val Tech must not recognize a net book loss on the sale of the Val Tech Purchased Assets.

     4.2. The Val Tech Transaction must be closed on reasonable business terms in an arm's length transaction.

     4.3. Copies of all of the documents executed in connection with the Val Tech Transaction must be promptly delivered to Administrative Agent and each of the Lenders.

     If any of the foregoing condition are not satisfied (as determined by Administrative Agent and the Lenders in their commercially reasonable discretion), the foregoing consents will be automatically revoked.

5. NEW NAMES; UCC FINANCING STATEMENTS. Borrower will provide copies to Administrative Agent of any amendments to the Charter Documents of TIFS, TIFS Advisory, or Val Tech pursuant to the TIFS Sale Transaction or the Val Tech Sale Transaction prior to the filing thereof, and will provide file-stamped copies of such amendments within one Business Day of the filing thereof. TIFS, TIFS Advisory, and Val Tech hereby authorize Administrative Agent to file any financing statements deemed appropriate by Administrative Agent against the new names of TIFS, TIFS Advisory, and Val Tech. Each Borrower acknowledges that TIFS, TIFS Advisory, and Val Tech will continue to be Borrowers under the Loan Agreement and will remain subject to the representations, warranties, and covenants contained in the Loan Agreement.

6.  AMENDMENTS.  The  Original  Loan  Agreement  is  hereby  amended as follows:

     6.1. PERMITTED INVESTMENTS. Section 14.1 of the Original Loan Agreement is amended by inserting the following new Section 14.1.7:

            14.1.7. Investments by Pomeroy Computer Resources, Inc., Pomeroy Computer Resources Sales Company, Inc., or Pomeroy Computer Resources Operations, LLP made under that certain Residual Investment Participation Addendum to the Exclusive Vendor Agreement executed in connection with that certain Asset Purchase Agreement among T.I.F.S. Advisory Services, Inc., Technology Integration Financial Services, Inc., Pomeroy Computer Resources, Inc., and Information Leasing Corporation dated as of February 27, 2002, provided the aggregate dollar amount of such Investments does not exceed $3,000,000.

7. REPRESENTATIONS AND WARRANTIES OF BORROWER. Each Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) such Borrower's execution of this Agreement has been duly authorized by all requisite action of such Borrower; (ii) no consents are necessary from any third parties for such Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Original Loan Agreement, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.

8. REAFFIRMATION. Each Borrower hereby acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect,
(ii) such Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect, and have the same priority as before this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.


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
9. GOVERNING LAW. This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

10. SECTION TITLES. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

11. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

12. INCORPORATION BY REFERENCE. Administrative Agent, Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

13.  NOTICE-ORAL  COMMITMENTS  NOT  ENFORCEABLE.
The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

          ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS
          WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES IMMEDIATELY
                                    FOLLOWS}

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


POMEROY COMPUTER RESOURCES, INC., AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


POMEROY SELECT INTEGRATION SOLUTIONS, INC., AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


POMEROY SELECT ADVISORY SERVICES, INC., AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


POMEROY COMPUTER RESOURCES SALES COMPANY, INC., AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


POMEROY COMPUTER RESOURCES HOLDING COMPANY, INC., AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


POMEROY COMPUTER RESOURCES OPERATIONS, LLP, AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC., AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


T.I.F.S. ADVISORY SERVICES, INC., AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


THELINC, LLC, AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


VAL TECH COMPUTER SYSTEMS, INC., AS A BORROWER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

DEUTSCHE FINANCIAL SERVICES CORPORATION, as Administrative Agent and a Lender

By:
   -----------------------------------------------
Name:  Kenneth MacDonell
Title: Vice President



FIRSTAR BANK, NATIONAL ASSOCIATION, AS A LENDER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


NATIONAL CITY BANK, AS A LENDER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


IBM CREDIT CORPORATION, AS A LENDER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


UPS CAPITAL CORPORATION, AS A LENDER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


FIFTH THIRD BANK, NORTHERN KENTUCKY, INC., AS A LENDER

By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

TRANSAMERICA COMMERCIAL FINANCE CORPORATION, AS A LENDER


By:
    -----------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------


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